Commitments and contingencies	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
14. Commitments and contingencies

Contractual commitments

As of September 30, 2016, there were contractual purchase commitments of $0.9 million related to the warranty provision for the Mooring.

Claims and Contingencies

Joint venture corporate income tax

The GDF Suez Cape Ann is operating in China on a sub-charter entered into by GDF Suez. GDF Suez has informed SRV Joint Gas Two Ltd. that the sub-charterer is covering any potential corporate income taxes directly with the authorities on the joint venture’s behalf. To the extent that income tax liabilities would arise, the joint venture would be compensated by GDF Suez under terms of the time charter.

Indonesian corporate income tax

In 2015, the Indonesian Minister of Finance issued regulations that provided that Indonesian corporate taxpayers are subject to a limit in claiming interest expense as tax deduction where their debt to equity ratio exceeds 4:1 which was effective from January 1, 2016. Certain industries, including the infrastructure industry, are exempted from the debt to equity ratio requirements. The infrastructure industry is not defined in the regulations; however, additional guidance was expected to be provided in early 2016. As of September 30, 2016, the additional guidance has not yet been provided. Therefore it is not currently certain whether our Indonesian subsidiary will be classified as part of the infrastructure industry and be exempted from the requirements. To the extent that increased income tax liabilities would arise, the additional liabilities are expected to qualify for compensation by PGN LNG under terms of the time charter.

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not be always be clear and may be subject to alternative interpretations or changes in interpretation over time. Our Indonesian subsidiary is subject to examination by the Indonesian tax authorities for up to five years following the completion of a fiscal year. Tax examinations may lead to ordinary course adjustments or proposed adjustments to our taxes or tax loss carryforwards with respect to years under examination. The Partnership has recognized a provision in 2013 related to an uncertain tax position for the 2013 tax loss carryforward. It is reasonably possible within the next 12 months that our Indonesian subsidiary will be subject to a tax examination. Such an examination may or may not result in changes to our provisions on tax filings from 2013 through 2015. To date, there has been no tax audit on our operations in Indonesia.

PGN claims and indemnification

As of December 31, 2014, a warranty allowance of $2.0 million was recorded to construction contract expenses related to the Mooring. The Partnership filed an indemnification claim for the warranty allowance of $2.0 million to be paid to the Partnership by Höegh LNG when costs are incurred for the warranty. As of September 30, 2016, approximately $1.1 million of the warranty allowance had been used. As discussed in note 5, an additional warranty provision of $0.3 million was recorded as of June 30, 2016. The Partnership filed and was paid for an additional indemnification claim in the third quarter of 2016 for the increased warranty allowance of $0.3 million by Höegh LNG. Indemnification payments received from Höegh LNG are subject to repayment to the extent the amounts are subsequently recovered from insurance. Refer to note 5.

The Partnership was indemnified by Höegh LNG for non-budgeted expenses (including repair costs) incurred in connection with the PGN FSRU Lampung project prior to the date of acceptance and for certain costs related to the restatement of the Partnership’s financial statements filed with the SEC on November 30, 2015. For the year ended December 31, 2015, the Partnership filed claims for indemnification of non-budgeted expenses (including the warranty provision, value added tax, withholding tax and costs related to the restatement of the Partnership’s financial statements) of $7.7 million. In the nine months ended September 30, 2016, the Partnership filed indemnification claims for non-budgeted expenses and costs of $1.9 million principally related to costs related to the restatement of the Partnership’s financial statements incurred in 2015.

Indemnification payments of $6.6 million and $2.1 million were received from Höegh LNG for the year ended December 31, 2015 and for the nine months ended September 30, 2016, respectively, and were recorded as a contribution to equity.

The Partnership filed claims and was paid $0.3 million in the fourth quarter of 2016 for indemnification of non-budgeted expenses for the three months ended September 30, 2016.

Gallant claims and indemnification

For the three and nine months ended September 30, 2016, repairs and improvements were required for the Höegh Gallant resulting in short periods of reduced hire or off-hire. As a result, revenues were reduced, certain liquated damages were due under the time charter with EgyptCo and higher costs and expenses were incurred. The Partnership filed claims and was paid $0.9 million in the nine month ended September 30, 2016 for indemnification of losses incurred in connection with the commencement of services under the time charter with EgyptCo due to start up technical issues and $0.1 million for other costs incurred the three months ended September 30, 2016 which were recorded as a contribution to equity. The Partnership filed claims and was paid $0.4 million in the fourth quarter of 2016 for indemnification losses incurred in connection with the commencement of services under the time charter with EgyptCo for the three months ended September 30, 2016.

Threatened claims and contingencies

There may be threatened claims and contingencies incidental to the normal conduct of our business. Notification has been received of a threatened claim for a patent infringement for the process of offloading LNG. It is not possible to estimate the amount of damages that could ultimately be claimed and the validity under the applicable patent law of the threatened claim is currently under evaluation. Accordingly, no provision has been recorded as of September 30, 2016. To the extent that the outcome of the threatened claim could result in litigation or settlement, the Partnership would be indemnified by Höegh LNG for all liabilities and costs incurred.